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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 28, 2001


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 2001, providing for the issuance of
            Asset Backed Pass-Through Certificates, Series 2001-NC2)


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-63752             13-3439681
 ---------------------------       -------------           ----------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
of Incorporation)                  File Number)       Identification Number)

390 Greenwich Street
New York, New York                                              10013
--------------------------------------------                    -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
                                                     --------------





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                            Item 601(a) of
                            Regulation S-K
Exhibit No.                 Exhibit No.                 Description
-----------                 --------------              -----------
1                           5.1, 8.1, 23.1              Opinion and Consent of
                                                        Thacher Proffitt & Wood.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 28, 2001


                         SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.


                                   By: /s/ Matthew R. Bollo
                                       --------------------
                                  Name: Matthew R. Bollo
                                  Title: Assistant Vice President













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                                  EXHIBIT INDEX


                           Item 601(a) of
Exhibit                    Regulation S-K
Number                     Exhibit No.            Description
-------                    --------------         -----------
1                          5.1, 8.1, 23.1         Opinion and Consent of Counsel